SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 21, 2003 (March 6, 2003)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

6025A Unity Drive Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Asset Purchase Agreement, dated as of March 6, 2003, between SpectRx, Inc. and Respironics, Inc.
Pro forma Financial Statements

Item 2.          Acquisition or Disposition of Assets..

     On March 6, 2003, SpectRx sold its BiliChek(R) Non-invasive Bilirubin Analyzer product line and related assets to Respironics, Inc. Respironics had previously been the exclusive U.S. licensee and distributor of the product line. The base cash purchase price as negotiated between the parties was $4 million with an additional $1 million to be paid based upon completion of product development work already underway, and up to an additional $6.25 million to be paid in royalties and earn out payments over the next five years based upon the achievement of certain operating results.

Item 7.         Financial Statements and Exhibits.

                    (a)      Financial Statements of Business Acquired.
                               NOT APPLICABLE.

                    (b)     Pro Forma Financial Information.

                    (c)     Asset Purchase Agreement, dated as of March 6, 2003, between SpectRx, Inc. and Respironics, Inc.

The unaudited pro forma combined condensed statements of operations of SpectRx, Inc. for the year ended December 31, 2001, the unaudited pro forma combined condensed statements of operations of SpectRx, Inc. for the nine months ended September 30, 2002 and the unaudited pro forma combined condensed balance sheet of SpectRx, Inc. as of September 30, 2002, are filed as Exhibit 99.1 to this Current Report.

The unaudited pro forma financial statements  reflect the assumed consummation of the sale as of September 30, 2002 for pro forma balance sheet and January 1, 2001 for the pro forma statements of income.

The unaudited pro forma financial information has been prepared by the management of SpectRx based on the historical financial statements of SpectRx. The unaudited pro forma combined condensed financial information is prepared for information purposes only and is not necessarily indicative of future results or of actual results that would have been achieved had the sale been consummated at the beginning of the periods presented, nor is it indicative of future financial position or results of operations.

                    (c)      Exhibits.

     The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

10.1*	Asset Purchase Agreement, dated as of March 6, 2003, between SpectRx, Inc. and Respironics, Inc.
99.1	Pro forma Financial Statements.

* Portions of this exhibit have been omitted and filed separately with the commission pursuant to a request for confidential treatment.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ THOMAS H. MULLER, JR.
	By:	Thomas H. Muller, Jr.
Executive Vice President and Chief Financial Officer

Date: March 21, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1*	Asset Purchase Agreement, dated as of March 6, 2003, between SpectRx, Inc. and Respironics, Inc.
99.1	Proforma Financial Statements

* Portions of this exhibit have been omitted and filed separately with the commission pursuant to a request for confidential treatment